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                   SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                                FORM 8-K


                              CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 3, 2000

                        True North Communications Inc.
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            (exact name of registrant as specified in its charter)

Delaware                               1-5029                36-1088162
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
      of incorporation)                                   Identification No.)


101 East Erie Street, Chicago, Illinois                            60611-2897
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(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:           (312) 425-6500
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                              (Not Applicable)
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            Former name or former address, if changed since last report


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Item 9.  Regulation FD Disclosure

     On November 3, 2000, the registrant issued a release in the form attached to this Report as Exhibit 99.1. The registrant also stated during its conference call on Monday morning, November 6, 2000 that the Chrysler Group business, based upon 2000 projections, represents approximately $0.50 per share on an annual basis.

(c)  Exhibits:

99.1 Press Release dated November 3, 2000.



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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     TRUE NORTH COMMUNICATIONS INC.

                                     By
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                                                Kevin J. Smith
                                           Chief Financial Officer

Dated:   November 6, 2000


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                               EXHIBIT INDEX


Exhibit No.           Description
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99.1                 Press Release dated November 3, 2000



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